UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2009 (May 20, 2009)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard Park Ridge, New Jersey 07656-0713 (Address of principal executive offices, including zip code)

(201) 307-2000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Offering of 5.25% Convertible Senior Notes due 2014

On May 20, 2009, Hertz Global Holdings, Inc. (“Hertz Holdings”), entered into an underwriting agreement (the “Notes Underwriting Agreement”) with the underwriters named therein, for whom J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Barclays Capital acted as joint book-running managers, to issue and sell $450 million aggregate principal amount of its 5.25% Convertible Senior Notes due 2014 (the “Notes”). Hertz Holdings estimates that the net proceeds from the offering of the Notes will be approximately $436.5 million, after deducting underwriting discounts and commissions and before offering expenses payable by Hertz Holdings. Hertz Holdings granted the underwriters an option to purchase up to an additional $67,500,000 in aggregate principal amount of Notes, which option is exercisable for 30 days from the date of the Notes Underwriting Agreement.

The sale of the Notes was made pursuant to Hertz Holdings’ Registration Statement on Form S-3 (Registration No. 333-159348) (the “Registration Statement”), including the prospectus contained therein dated May 19, 2009, as supplemented by the prospectus supplement dated May 20, 2009 relating to the Notes (as so supplemented, the “Notes Prospectus”), filed by Hertz Holdings with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

Hertz Holdings issued the Notes under an indenture (the “Indenture”) dated as of May 27, 2009, between Hertz Holdings and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Notes Prospectus entitled “Description of the Notes,” which is incorporated herein by reference. The following description of the Notes and the Indenture is a summary and is not meant to be a complete description of the Notes and the Indenture. This description is qualified in its entirety by reference to the detailed provisions of the Indenture.

The Notes bear interest at a rate of 5.25% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2009. The Notes will mature on June 1, 2014, unless earlier converted or repurchased.

The Notes are convertible in certain circumstances and during certain periods into Hertz Holdings’ common stock, par value $0.01 per share (the “Common Stock”), cash or a combination of cash and shares of Common Stock (as described in the Indenture) at an initial conversion rate 120.6637 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $8.2875 per share), subject to adjustment in certain circumstances as set forth in the Indenture. The initial conversion price represents a conversion premium of approximately 27.5% over the public offering price of $6.50 per share in the offering of Common Stock described under “Offering of Common Stock” below.

Upon a fundamental change (as defined in the Indenture), holders may require Hertz Holdings to repurchase all or a portion of their Notes at a purchase price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date. The Notes are not redeemable at Hertz Holdings’ option prior to maturity.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of at least 30% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable.

In connection with the issuance and sale by Hertz Holdings of the Notes as described under this Item 1.01 of this Current Report, the following exhibits are filed with this Current Report and incorporated by reference in the Registration Statement and the Notes Prospectus: (i) the Notes Underwriting Agreement (Exhibit 1.1 to this Current Report); (ii) the Indenture (Exhibit 4.1 to this Current Report); (iii) the Form of Note (Exhibit 4.2 to this Current Report); and (iv) the updated legal opinion of Debevoise & Plimpton LLP (Exhibit 5.1 to this Current Report).

Offering of Common Stock

On May 20, 2009, Hertz Holdings also entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with the underwriters named therein, for whom J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Barclays Capital acted as joint book-running managers, to issue and sell 46,000,000 shares of Common Stock (the “Shares”). Hertz Holdings estimates that the net proceeds from the offering will be approximately $286.6 million, after deducting underwriting discounts and commissions and before offering expenses payable by Hertz Holdings. Hertz Holdings granted the underwriters an option to purchase up to an additional 6,900,000 shares of Common Stock, which option is exercisable for 30 days from the date of the Common Stock Underwriting Agreement.

The sale of the Shares was made pursuant to the Registration Statement, including the prospectus contained therein dated May 19, 2009, as supplemented by the prospectus supplement dated May 20, 2009 relating to the Shares (as so supplemented, the “Common Stock Prospectus”), filed by Hertz Holdings with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

In connection with the issuance and sale by Hertz Holdings of the Shares as described under this Item 1.01 of this Current Report, the following exhibits are filed with or incorporated by reference into this Current Report and incorporated by reference in the Registration Statement and the Common Stock Prospectus: (i) the Common Stock Underwriting Agreement (Exhibit 1.2 to this Current Report); (ii) the specimen of Common Stock certificate (Exhibit 4.3 to this Current Report); and (iii) the updated legal opinion of Debevoise & Plimpton LLP (Exhibit 5.1 to this Current Report).

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report under the section “Offering of 5.25% Convertible Senior Notes due 2014” above and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Notes Underwriting Agreement, dated May 20, 2009, between Hertz Holdings and the underwriters named therein

1.2	Common Stock Underwriting Agreement, dated May 20, 2009, between Hertz Holdings and the underwriters named therein

4.1	Indenture, dated as of May 27, 2009, between Hertz Holdings and the Trustee

4.2	Form of Note (included in Exhibit 4.1)

4.3

Specimen of Common Stock Certificate (incorporated by reference to exhibit 4.14 to Amendment No. 6 to Hertz Holdings’ Registration Statement on Form S-1 filed on November 8, 2006 (File No. 333-135782))

5.1	Opinion of Debevoise & Plimpton LLP

23.1	Consent of Debevoise & Plimpton LLP (included in exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/Elyse Douglas
Name:	Elyse Douglas
Title:	Executive Vice President
and Chief Financial Officer

Date:  May 27, 2009